Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
January 31, 2000



Expected B Maturity 4/15/2008


Blended Coupon 6.2300%


Excess Protection Level
3 Month Average   5.10%
January, 2000   5.16%
December, 1999   5.03%
November, 1999   5.11%


Cash Yield17.74%


Investor Charge Offs 4.73%


Base Rate 7.85%


Over 30 Day Delinquency 5.03%


Seller's Interest 9.78%


Total Payment Rate14.21%


Total Principal Balance$49,077,414,912.07


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,800,914,393.58